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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2020
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INTELSAT S.A.
(Exact Name of Registrant as Specified in its Charter)
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Grand Duchy of Luxembourg	001-35878	98-1009418
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette
Luxembourg
Grand Duchy of Luxembourg
L-1246
(Address of principal executive offices)

+352 27-84-1600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, nominal value $0.01 per share	INTEQ[1]	OTC Pink Marketplace[1]
1 On May 20, 2020, the New York Stock Exchange (“NYSE”) filed a Form 25 with the U.S. Securities and Exchange Commission to delist the common shares, $0.01 par value, of Intelsat S.A. (the “Registrant”) from the NYSE. The delisting became effective 10 days after the Form 25 was filed. The deregistration of the common shares under Section 12(b) of the Act will become effective 90 days after the filing date of the Form 25, at which point the common shares will be deemed registered under Section 12(g) of the Act. The Registrant’s common shares began trading on the OTC Pink Marketplace on May 19, 2020 under the symbol “INTEQ.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □
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Item 2.02. Results of Operations and Financial Condition.
On August 6, 2020, Intelsat S.A. issued a press release regarding its results of operations and financial condition for the quarter ended June 30, 2020. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information included in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 6, 2020, entitled “Intelsat Announces Second Quarter 2020 Results”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: August 6, 2020	By:	/s/ David Tolley
	Name:	David Tolley
	Title:	Executive Vice President and Chief Financial Officer